CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form 10-SB, including any amendments thereto, of our reports dated July 5, 2000 and May 13, 1998, relating to the financial statements of Scottsdale Scientific, Inc., and September 5, 1998, relating to the financial statements of Nutricology, Inc., appearing in such Registration Statement. We also consent to the reference to this firm under the heading "Experts" in this statement.

/s/ Clancy and Co.

CLANCY AND CO., P.L.L.C.
Certified Public Accountants
December 14, 2000